Commitments and contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Flight equipment on order
As of June 30, 2026, we had commitments to purchase 379 new aircraft scheduled for delivery through 2034, as adjusted to include the 15 Boeing 787 aircraft we agreed to purchase in July 2026 as described in “Part I. Financial Information—Item 1. Financial Statements (Unaudited)—Note 27—Subsequent events.” These commitments are primarily based upon purchase agreements with The Boeing Company (“Boeing”), Airbus S.A.S. (“Airbus”) and Embraer S.A. (“Embraer”). These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. During the six months ended June 30, 2026, we entered into agreements for the purchase of 116 new A320neo Family aircraft, including the exercise of previously agreed options, with deliveries scheduled from 2027 to 2034. As of June 30, 2026, we also had commitments to purchase ten engines and 11 helicopters for delivery through 2027.
Prepayments on flight equipment include prepayments of our forward order flight equipment and other balances held by the flight equipment manufacturers. Movements in prepayments on flight equipment during the six months ended June 30, 2026 and 2025 were as follows:

	Six Months Ended June 30,
	2026	2025
Prepayments on flight equipment at beginning of period	$4,272,766	$3,460,296
Prepayments and additions during the period, net	1,197,369	1,211,364
Interest paid and capitalized during the period, net	64,728	73,121
Prepayments and capitalized interest applied to the purchase of flight equipment	(1,427,961)	(434,101)
Prepayments on flight equipment at end of period	$4,106,902	$4,310,680
Legal proceedings
General
In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our Condensed Consolidated Financial Statements.
Contingent and possessed insurance policy litigation and operator insurance and reinsurance policies litigation
On June 9, 2022, AerCap Ireland Limited (“AerCap Ireland”) (as representative claimant on its own behalf and on behalf of all other insureds under its C&P Policy) commenced a claim in the Commercial Court in London, England against the insurers under its C&P Policy in respect of aircraft and spare engines owned by AerCap Ireland and its affiliates (including spare engines owned and managed by a related party) and three managed aircraft, all formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine. On June 11, 2025, the Commercial Court awarded AerCap Ireland approximately $1.0 billion under the Aviation “War and Allied Perils” Coverage section of its C&P Policy in respect of this claim (the “June 2025 Judgment”). Following a hearing in September 2025, the Commercial Court in London also awarded AerCap Ireland interest on the June 2025 Judgment amount. On March 31, 2026, the Court of Appeal granted the relevant insurers of our C&P Policy permission to appeal the June 2025 Judgment. The Court of Appeal has scheduled the hearing of the appeal for February 2027. We intend to vigorously defend against the insurers’ appeal. However, if the insurers ultimately prevail upon appeal, we may be required to repay up to approximately $1.2 billion, plus applicable interest. Based on our current assessment, we do not consider this outcome to be probable. While the ultimate resolution of litigation is inherently uncertain, we believe our assessment reflects the most likely outcome based on the present facts and circumstances.
25. Commitments and contingencies (Continued)
In parallel with the C&P Policy claim, in 2023 and 2024 AerCap Ireland and certain affiliates of AerCap Ireland commenced claims in the Commercial Court in London, England against various Russian insurers under the Russian airlines’ insurance policies (the “Operator Insurance Policies”) and against various reinsurers under reinsurance policies of the Russian airlines’ insurance policies (the “Operator Reinsurance Policies”) in respect of the aircraft and engines formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine (the “Operator Reinsurance Proceedings”). As of June 30, 2026, the claims of AerCap Ireland and its affiliates against the relevant reinsurers in the Operator Reinsurance Proceedings were for an aggregate amount of approximately $1 billion plus interest, before allowances are made for any potential reductions arising from the June 2025 Judgment, the share of the limits eventually available to AerCap Ireland and its affiliates under the respective Operator Reinsurance Policies and any sums to which the relevant insurers under the C&P Policy may be entitled pursuant to subrogated or other rights. The Operator Reinsurance Proceedings are currently scheduled for a trial starting in October 2026.
We intend to continue to vigorously pursue our claims under the Operator Reinsurance Proceedings. However, the collection, timing and amount of any potential recoveries are uncertain and we have not recognized any claim receivables as of June 30, 2026, in respect of these Operator Reinsurance Proceedings.
VASP litigation
We are party to a group of related cases arising from the leasing of 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. Following VASP’s defaults on its lease obligations in 1992, we repossessed our aircraft and engines. VASP challenged this and, in 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled that the aircraft and engines should be returned or that VASP could recover proven damages arising from the repossession. Since then, we have defended this case in the Brazilian courts through various motions and appeals. In 2017, a Brazilian court decided that VASP had suffered no damages as a result of the contested repossession of our equipment. VASP’s subsequent appeals have been denied to date and we believe, and have been advised, that it is not probable that VASP will ultimately be able to recover damages from us even if VASP prevailed on the issue of liability. The outcome of the legal process is, however, uncertain. The ultimate amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.